SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): April 6, 2004

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                          INTERNET COMMERCE CORPORATION
             (Exact name of registrant as specified in its charter)




               Delaware                     024996               13-3645702
    (State or other jurisdiction of     (Commission file      (I.R.S. employer
     incorporation or organization)         number)          identification no.)




            805 Third Avenue,
         New York, New York 10022                                  10022
 (Address of principal executive offices)                        (Zip code)


       Registrant's telephone number, including area code: (212) 271-7640





         (Former name or former address, if changed since last report.)



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ITEM 5.     Other Events and Regulation FD Disclosure

On Wednesday evening, April 6, 2004, ICC's network lost connectivity to the IBM network to which registrant's network is interconnected. This condition was caused by equipment failure at the IBM data center. The problem was resolved as of 6:00 am, eastern daylight time, on April 8, 2004. Affected customers are transmitting data normally as of that time.




ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits

      (c)  Exhibits

          None





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                                     SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 8, 2004

                                    INTERNET COMMERCE CORPORATION



                                    By: /s/ Walter M. Psztur
                                       ----------------------------
                                       Walter M. Psztur
                                       Chief Financial Officer




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